UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of report (date of earliest event reported):  January 4, 2016

BREEZE-EASTERN CORPORATION
(Exact name of Registrant as specified in charter)

Delaware	001-07872	95-4062211
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

35 Melanie Lane Whippany, New Jersey (Address of principal executive offices)	07981 (Zip Code)

Registrant’s telephone number, including area code:  (973) 602-1001

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐          Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Introductory Note.
As previously disclosed in the Current Report on Form 8-K filed with the Securities and Exchange Commission (the “SEC”) by Breeze-Eastern Corporation, a Delaware corporation (the “Company”), on November 19, 2015, the Company entered into an Agreement and Plan of Merger, dated as of November 18, 2015 (the “Merger Agreement”), with TransDigm Group Incorporated, a Delaware corporation (“Parent”), and Hook Acquisition Sub Inc., a Delaware corporation and an indirect, wholly owned subsidiary of Parent (“Purchaser”).
Pursuant to the Merger Agreement, on December 3, 2015, Purchaser commenced a tender offer (the “Offer”) to acquire all outstanding shares of common stock, par value $0.01 per share, of the Company (the “Company Common Stock”) at a purchase price of $19.61 per share (the “Offer Price”) in cash, without interest, less any applicable withholding taxes, upon the terms and subject to the conditions set forth in the offer to purchase, dated December 3, 2015 (as amended or supplemented), and the related letter of transmittal.
The Offer expired at 12:00 midnight, New York City time, at the end of the day on December 31, 2015 (the “Expiration Date”). Computershare Trust Company, N.A., the depositary for the Offer, advised Parent and Purchaser that, as of the Expiration Date, a total of 7,203,868 shares of Company Common Stock had been validly tendered and not properly withdrawn pursuant to the Offer (not including shares tendered pursuant to notices of guaranteed delivery which had not been delivered to the depositary prior to the Expiration Date), which tendered shares represented approximately 72.6% of the outstanding shares of Company Common Stock. The minimum tender condition and all other Offer conditions having been satisfied, on January 4, 2016, Purchaser irrevocably accepted for purchase all such shares of Company Common Stock validly tendered and not properly withdrawn pursuant to the Offer on or prior to the Expiration Date.
As a result of its irrevocable acceptance for purchase of the shares of Company Common Stock tendered in the Offer, Purchaser acquired a sufficient number of shares of Company Common Stock to complete the merger of Purchaser with and into the Company, with the Company continuing as the surviving corporation and as an indirect, wholly owned subsidiary of Parent (the “Merger”) without a vote of the stockholders of the Company pursuant to Section 251(h) of the General Corporation Law of the State of Delaware (the “DGCL”). Accordingly, following consummation of the Offer, Parent and Purchaser effected the Merger on January 4, 2016 pursuant to Section 251(h) of the DGCL. In the Merger, each share of Company Common Stock that was issued and outstanding immediately prior to the effective time of the Merger (other than shares of Company Common Stock held in treasury by the Company, held by Parent or Purchaser or any of Parent’s or the Company’s respective wholly owned subsidiaries or held by Company stockholders who were entitled to demand, and who properly demanded, appraisal rights under the DGCL) was converted into the right to receive the Offer Price.
Item 2.01 Completion of Acquisition or Disposition of Assets.
As described in the Introductory Note above, on January 4, 2016, Purchaser accepted for payment all shares of Company Common Stock validly tendered and not properly withdrawn pursuant to the Offer on or prior to the Expiration Date and on January 4, 2016, made payment for such shares of Company Common Stock. Shortly thereafter, on January 4, 2016, the Merger was completed pursuant to Section 251(h) of the DGCL, with no stockholder vote required to consummate the Merger. At the Effective Time, the Company became an indirect, wholly owned subsidiary of Parent. As a result, a change of control of the Company occurred.
The information contained in the Introductory Note of this Current Report on Form 8-K is incorporated by reference into this Item 2.01. The foregoing description of the Merger Agreement does not purport to be complete and is qualified in its entirety by reference to the full text of the Merger Agreement, which is included as Exhibit 2.1 and is incorporated herein by reference.
Item 3.01 Notice of Delisting or Failure to Satisfy a Continuing Listing Rule or Standard; Transfer of Listing.
On January 4, 2016, in connection with the consummation of the Offer and the Merger, the Company (i) notified the NYSE MKT of the consummation of the Merger and (ii) requested that NYSE MKT file with the SEC a Form 25 Notification of Removal from Listing and/or Registration to delist and deregister the shares of Company

Common Stock under Section 12(b) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”). Upon effectiveness of the removal from listing pursuant to the Form 25, the Company intends to file with the SEC a Certification and Notice of Termination on Form 15 requesting the deregistration of the Company Common Stock and suspending the Company’s reporting obligations under Section 13 and 15(d) of the Exchange Act.
Item 3.03 Material Modification to Rights of Security Holders.
The information contained in the Introductory Note and Items 2.01 and 5.03 of this Current Report on Form 8-K is incorporated by reference into this Item 3.03.
Item 5.01 Change in Control of Registrant.
The information contained in the Introductory Note and Items 2.01 and 5.03 of this Current Report on Form 8-K is incorporated by reference into this Item 5.01.
Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
In connection with the Merger and as contemplated by the Merger Agreement, at the Effective Time, William T. Crosby, Robert J. Kelly, Nelson Obus, Brad Pedersen, William J. Recker, William M. Shockley, Charles A. Vehlow and Frederick Wasserman each ceased to be directors of the Company and members of any committee of the Company’s Board of Directors. At the Effective Time, Brad Pedersen, Serge Dupuis and Mark McMillin each ceased to be officers of the Company.
In connection with the Merger and as contemplated by the Merger Agreement, at the Effective Time, the directors of the Purchaser immediately prior to the Effective Time, Terrance Paradie and Halle Terrion, became the directors of the Company. Upon consummation of the Merger, Terrance Paradie became President, Halle Terrion became Secretary and Sean Maroney become Treasurer of the Company.
Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.
In connection with the consummation of the Merger, the Company’s certificate of incorporation and bylaws were each amended and restated in their entirety at the Effective Time. Copies of the amended and restated certificate of incorporation and amended and restated bylaws of the Company are attached hereto as Exhibits 3.1 and 3.2 hereto and are incorporated herein by reference.
Item 9.01 Financial Statements and Exhibits.

(d)                                 Exhibits

Exhibit No.	Description of Exhibit
2.1
Agreement and Plan of Merger, dated as of November 18, 2015, by and among TransDigm Group Incorporated, Hook Acquisition Sub Inc. and Breeze-Eastern Corporation (incorporated by reference to Exhibit 2.1 to the Company’s Current Report on Form 8-K filed with the SEC on November 19, 2015) (Pursuant to Item 601(b)(2) of Regulation S-K, the schedules and exhibits to the Agreement and Plan of Merger have been omitted and Breeze-Eastern Corporation has agreed to furnish supplementally a copy of any such omitted schedule or exhibit to the SEC upon request.).

3.1	Amended and Restated Certificate of Incorporation of Breeze-Eastern Corporation.
3.2	Amended and Restated Bylaws of Breeze-Eastern Corporation.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:  January 4, 2016

BREEZE-EASTERN CORPORATION

By:	/s/ Terrance Paradie
Name: Terrance Paradie
Title: President

EXHIBIT INDEX

Exhibit No.	Description of Exhibit
2.1
Agreement and Plan of Merger, dated as of November 18, 2015, by and among TransDigm Group Incorporated, Hook Acquisition Sub Inc. and Breeze-Eastern Corporation (incorporated by reference to Exhibit 2.1 to the Company’s Current Report on Form 8-K filed with the SEC on November 19, 2015) (Pursuant to Item 601(b)(2) of Regulation S-K, the schedules and exhibits to the Agreement and Plan of Merger have been omitted and Breeze-Eastern Corporation has agreed to furnish supplementally a copy of any such omitted schedule or exhibit to the SEC upon request.).

3.1	Amended and Restated Certificate of Incorporation of Breeze-Eastern Corporation.
3.2	Amended and Restated Bylaws of Breeze-Eastern Corporation.